W.W. Grainger, Inc.
Recast Financial Statements — Total Company (Unaudited)
(In millions of dollars)

	Three Months Ended 2020				Year Ended December 31,
Net Sales	Mar. 31	June 30	Sept. 30	Dec. 31	2018	2019	2020
High-Touch Solutions (N.A.)	$2,355	$2,197	$2,377	$2,292	$8,985	$9,036	$9,221
Endless Assortment	496	525	572	585	1,541	1,836	2,178
Total reported net sales	2,851	2,722	2,949	2,877	10,526	10,872	11,399
Other	150	115	69	64	695	614	398
Total consolidated	$3,001	$2,837	$3,018	$2,941	$11,221	$11,486	$11,797

Reported Operating Earnings
High-Touch Solutions (N.A.)	$314	$285	$334	$249	$1,168	$1,278	$1,182
Endless Assortment	35	42	48	41	139	122	166
Total reported operating earnings	349	327	382	290	1,307	1,400	1,348
Other	(190)	(122)	(2)	(15)	(149)	(138)	(329)
Total consolidated	$159	$205	$380	$275	$1,158	$1,262	$1,019

Adjusted Operating Earnings[1]
High-Touch Solutions (N.A.)	$321	$286	$333	$260	$1,211	$1,282	$1,200
Endless Assortment	35	42	48	50	139	122	175
Total adjusted operating earnings	356	328	381	310	1,350	1,404	1,375
Other	(13)	(13)	(7)	(15)	(6)	(16)	(48)
Total consolidated	$343	$315	$374	$295	$1,344	$1,388	$1,327

Total Assets
High-Touch Solutions (N.A.)	$3,071	$3,154	$3,273	$3,171	$2,754	$2,914	$3,171
Endless Assortment	323	312	333	351	265	315	351
Total assets	3,394	3,466	3,606	3,522	3,019	3,229	3,522
Other current and noncurrent assets	3,783	3,728	2,977	2,773	2,854	2,776	2,773
Total consolidated	$7,177	$7,194	$6,583	$6,295	$5,873	$6,005	$6,295

Total Capital Expenditures
High-Touch Solutions (N.A.)	$30	$17	$20	$28	$209	$177	$95
Endless Assortment	11	22	42	17	10	57	92
Total capital expenditures	41	39	62	45	219	234	187
Other	1	1	1	2	27	15	5
Total consolidated	$42	$40	$63	$47	$246	$249	$192

Total Depreciation and Amortization
High-Touch Solutions (N.A.)	$37	$38	$33	$35	$207	$186	$143
Endless Assortment	4	4	4	5	12	14	17
Total depreciation and amortization	41	42	37	40	219	200	160
Other	1	4	2	2	15	10	9
Total consolidated	$42	$46	$39	$42	$234	$210	$169

1 See Supplemental Information for GAAP to non-GAAP reconciliations on pages 7 to 9.

W.W. Grainger, Inc.
Recast Financial Statements — Total Company (Unaudited)
(In millions of dollars)

	Three Months Ended 2019				Year Ended December 31,
Net Sales	Mar. 31	June 30	Sept. 30	Dec. 31	2018	2019	2020
High-Touch Solutions (N.A.)	$2,214	$2,282	$2,325	$2,215	$8,985	$9,036	$9,221
Endless Assortment	419	453	477	487	1,541	1,836	2,178
Total reported net sales	2,633	2,735	2,802	2,702	10,526	10,872	11,399
Other	166	158	145	145	695	614	398
Total consolidated	$2,799	$2,893	$2,947	$2,847	$11,221	$11,486	$11,797

Reported Operating Earnings
High-Touch Solutions (N.A.)	$335	$351	$312	$280	$1,168	$1,278	$1,182
Endless Assortment	30	30	33	29	139	122	166
Total reported operating earnings	365	381	345	309	1,307	1,400	1,348
Other	(2)	(1)	(7)	(128)	(149)	(138)	(329)
Total consolidated	$363	$380	$338	$181	$1,158	$1,262	$1,019

Adjusted Operating Earnings[2]
High-Touch Solutions (N.A.)	$337	$349	$313	$283	$1,211	$1,282	$1,200
Endless Assortment	30	30	33	29	139	122	175
Total adjusted operating earnings	367	379	346	312	1,350	1,404	1,375
Other	(2)	(2)	(7)	(5)	(6)	(16)	(48)
Total consolidated	$365	$377	$339	$307	$1,344	$1,388	$1,327

Total Assets
High-Touch Solutions (N.A.)	$2,829	$2,867	$2,871	$2,914	$2,754	$2,914	$3,171
Endless Assortment	265	289	298	315	265	315	351
Total assets	3,094	3,156	3,169	3,229	3,019	3,229	3,522
Other current and noncurrent assets	2,920	2,836	2,753	2,776	2,854	2,776	2,773
Total consolidated	$6,014	$5,992	$5,922	$6,005	$5,873	$6,005	$6,295

Total Capital Expenditures
High-Touch Solutions (N.A.)	$40	$36	$40	$61	$209	$177	$95
Endless Assortment	3	30	18	6	10	57	92
Total capital expenditures	43	66	58	67	219	234	187
Other	4	5	3	3	27	15	5
Total consolidated	$47	$71	$61	$70	$246	$249	$192

Total Depreciation and Amortization
High-Touch Solutions (N.A.)	$44	$46	$47	$49	$207	$186	$143
Endless Assortment	3	3	4	4	12	14	17
Total depreciation and amortization	47	49	51	53	219	200	160
Other	3	3	2	2	15	10	9
Total consolidated	$50	$52	$53	$55	$234	$210	$169
2 See Supplemental Information for GAAP to non-GAAP reconciliations on pages 7 to 9.

W.W. Grainger, Inc.
Recast Financial Statements — High-Touch Solutions (N.A) Segment (Unaudited)
(In millions of dollars)

	Three Months Ended 2020				Year Ended December 31,
Reported Results	Mar. 31	June 30	Sept. 30	Dec. 31	2018	2019	2020
Net sales	$2,355	$2,197	$2,377	$2,292	$8,985	$9,036	$9,221
Gross profit	934	838	901	851	3,669	3,684	3,524
Selling, general and administrative (SG&A) expenses	620	553	567	602	2,501	2,406	2,342
Operating earnings - Reported	314	285	334	249	1,168	1,278	1,182
Depreciation and amortization	37	38	33	35	207	186	143
Reported Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA)	$351	$323	$367	$284	$1,375	$1,464	$1,325

Gross margin	39.6%	38.1%	37.9%	37.1%	40.8%	40.8%	38.2%
SG&A to net sales	26.3%	25.1%	23.9%	26.3%	27.8%	26.6%	25.4%
Operating margin	13.3%	13.0%	14.1%	10.8%	13.0%	14.1%	12.8%

Adjusted Results[3]
Net sales	$2,355	$2,197	$2,377	$2,292	$8,985	$9,036	$9,221
Gross profit	934	838	901	851	3,668	3,684	3,524
SG&A expenses	613	552	568	591	2,457	2,402	2,324
Operating earnings - Adjusted	321	286	333	260	1,211	1,282	1,200
Depreciation and amortization	37	38	33	35	207	186	143
Adjusted EBITDA	$358	$324	$366	$295	$1,418	$1,468	$1,343

Adjusted gross margin	39.6%	38.1%	37.9%	37.1%	40.8%	40.8%	38.2%
Adjusted SG&A to net sales	26.1%	25.1%	23.9%	25.8%	27.4%	26.6%	25.2%
Adjusted operating margin	13.6%	13.0%	14.0%	11.3%	13.5%	14.2%	13.0%

3 See Supplemental Information for GAAP to non-GAAP reconciliations on pages 7 to 9.

W.W. Grainger, Inc.
Recast Financial Statements — High-Touch Solutions (N.A.) Segment (Unaudited)
(In millions of dollars)

	Three Months Ended 2019				Year Ended December 31,
Reported Results	Mar. 31	June 30	Sept. 30	Dec. 31	2018	2019	2020
Net sales	$2,214	$2,282	$2,325	$2,215	$8,985	$9,036	$9,221
Gross profit	922	942	920	900	3,669	3,684	3,524
SG&A expenses	587	591	608	620	2,501	2,406	2,342
Operating earnings - Reported	335	351	312	280	1,168	1,278	1,182
Depreciation and amortization	44	46	47	49	207	186	143
Reported EBITDA	$379	$397	$359	$329	$1,375	$1,464	$1,325

Gross margin	41.7%	41.3%	39.6%	40.6%	40.8%	40.8%	38.2%
SG&A to net sales	26.5%	25.9%	26.2%	28.0%	27.8%	26.6%	25.4%
Operating margin	15.1%	15.4%	13.4%	12.6%	13.0%	14.1%	12.8%

Adjusted Results[4]
Net sales	$2,214	$2,282	$2,325	$2,215	$8,985	$9,036	$9,221
Gross profit	923	942	920	899	3,668	3,684	3,524
SG&A expenses	586	593	607	616	2,457	2,402	2,324
Operating earnings - Adjusted	337	349	313	283	1,211	1,282	1,200
Depreciation and amortization	44	46	47	49	207	186	143
Adjusted EBITDA	$381	$395	$360	$332	$1,418	$1,468	$1,343

Adjusted gross margin	41.7%	41.3%	39.6%	40.6%	40.8%	40.8%	38.2%
Adjusted SG&A to net sales	26.5%	26.0%	26.1%	27.8%	27.4%	26.6%	25.2%
Adjusted operating margin	15.2%	15.3%	13.4%	12.8%	13.5%	14.2%	13.0%

4 See Supplemental Information for GAAP to non-GAAP reconciliations on pages 7 to 9.

W.W. Grainger, Inc.
Recast Financial Statements — Endless Assortment Segment (Unaudited)
(In millions of dollars)

	Three Months Ended 2020				Year Ended December 31,
Reported Results	Mar. 31	June 30	Sept. 30	Dec. 31	2018	2019	2020
Net sales	$496	$525	$572	$585	$1,541	$1,836	$2,178
Gross profit	138	144	156	163	441	509	601
SG&A expenses	103	102	108	122	302	387	435
Operating earnings - Reported	35	42	48	41	139	122	166
Depreciation and amortization	4	4	4	5	12	14	17
Reported EBITDA	$39	$46	$52	$46	$151	$136	$183

Gross margin	27.8%	27.4%	27.3%	27.9%	28.6%	27.7%	27.6%
SG&A to net sales	20.7%	19.4%	19.0%	20.7%	19.6%	21.1%	20.0%
Operating margin	7.0%	8.0%	8.3%	7.2%	9.0%	6.6%	7.6%

Adjusted Results[5]
Net sales	$496	$525	$572	$585	$1,541	$1,836	$2,178
Gross profit	138	144	156	163	441	509	601
SG&A expenses	103	102	108	113	302	387	426
Operating earnings - Adjusted	35	42	48	50	139	122	175
Depreciation and amortization	4	4	4	5	12	14	17
Adjusted EBITDA	$39	$46	$52	$55	$151	$136	$192

Adjusted gross margin	27.8%	27.4%	27.3%	27.9%	28.6%	27.7%	27.6%
Adjusted SG&A to net sales	20.7%	19.4%	19.0%	19.2%	19.6%	21.1%	19.6%
Adjusted operating margin	7.0%	8.0%	8.3%	8.6%	9.0%	6.6%	8.0%

5 See Supplemental Information for GAAP to non-GAAP reconciliations on pages 7 to 9.

W.W. Grainger, Inc.
Recast Financial Statements — Endless Assortment Segment (Unaudited)
(In millions of dollars)

	Three Months Ended 2019				Year Ended December 31,
Reported Results	Mar. 31	June 30	Sept. 30	Dec. 31	2018	2019	2020
Net sales	$419	$453	$477	$487	$1,541	$1,836	$2,178
Gross profit	118	127	130	134	441	509	601
SG&A expenses	88	97	97	105	302	387	435
Operating earnings - Reported	30	30	33	29	139	122	166
Depreciation and amortization	3	3	4	4	12	14	17
Reported EBITDA	$33	$33	$37	$33	$151	$136	$183

Gross margin	28.2%	28.0%	27.4%	27.4%	28.6%	27.7%	27.6%
SG&A to net sales	21.1%	21.3%	20.4%	21.6%	19.6%	21.1%	20.0%
Operating margin	7.0%	6.7%	7.0%	5.8%	9.0%	6.6%	7.6%

Adjusted Results[6]
Net sales	$419	$453	$477	$487	$1,541	$1,836	$2,178
Gross profit	118	127	130	134	441	509	601
SG&A expenses	88	97	97	105	302	387	426
Operating earnings - Adjusted	30	30	33	29	139	122	175
Depreciation and amortization	3	3	4	4	12	14	17
Adjusted EBITDA	$33	$33	$37	$33	$151	$136	$192

Adjusted gross margin	28.2%	28.0%	27.4%	27.4%	28.6%	27.7%	27.6%
Adjusted SG&A to net sales	21.1%	21.3%	20.4%	21.6%	19.6%	21.1%	19.6%
Adjusted operating margin	7.0%	6.7%	7.0%	5.8%	9.0%	6.6%	8.0%
6 See Supplemental Information for GAAP to non-GAAP reconciliations on pages 7 to 9.

W.W. Grainger, Inc.
Recast Financial Statements — Supplemental Information (Unaudited)

The company supplemented the reporting of financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial measures, which the company refers to as “adjusted” measures, including adjusted gross profit, adjusted gross margin, adjusted SG&A, adjusted SG&A to net sales, adjusted operating earnings, adjusted operating margin, reported EBITDA, and adjusted EBITDA. Adjusted measures exclude items that may not be indicative of core operating results. The company believes that these non-GAAP measures provide meaningful information to assist shareholders in understanding financial results and assessing prospects for future performance. Management believes adjusted gross profit, adjusted gross margin, adjusted SG&A, adjusted SG&A to net sales, adjusted operating earnings, adjusted operating margin, reported EBITDA and adjusted EBITDA are important indicators of operations because they exclude items that may not be indicative of our core operating results, and provide a better baseline for analyzing trends in our underlying businesses. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported results. These non-GAAP financial measures reflect an additional way of viewing aspects of operations that, when viewed with GAAP results, provide a more complete understanding of the business. The company strongly encourages investors and shareholders to review company financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

Note: The reconciliations provided in the immediately following tables for reported gross profit to adjusted gross profit are on a total company level and are comprised of the adjustments indicated in the tables below. The reconciliations for reported gross profit to adjusted gross profit on a segment level contain the same adjustments as the adjustments specified for the applicable segment as provided in the immediately following tables for the applicable period reported. Therefore, no separate reconciliation is provided for segment information. The reconciliations for reported SG&A to adjusted SG&A and reported EBITDA to adjusted EBITDA, on a total company and segment levels, respectively, contain the same adjustments in the same amounts presented in the reported gross profit to adjusted gross profit and reported operating earnings to adjusted operating earnings tables. Therefore, no separate reconciliation is provided.

In millions	Three Months Ended 2020
	Mar. 31	Gross Margin	June 30	Gross Margin	Sept. 30	Gross Margin	Dec. 31	Gross Margin
Total company gross profit reported	$1,121	37.4%	$1,016	35.8%	$1,074	35.6%	$1,027	34.9%
Total company gross profit adjusted	$1,121	37.4%	$1,016	35.8%	$1,074	35.6%	$1,027	34.9%

In millions	Three Months Ended 2019
	Mar. 31	Gross Margin	June 30	Gross Margin	Sept. 30	Gross Margin	Dec. 31	Gross Margin
Total company gross profit reported	$1,095	39.1%	$1,121	38.7%	$1,099	37.3%	$1,082	38.0%
Restructuring, net (High- Touch Solutions (N.A.))	1	0.1	—	—	—	—	(1)	—
Total company gross profit adjusted	$1,096	39.2%	$1,121	38.7%	$1,099	37.3%	$1,081	38.0%

W.W. Grainger, Inc.
Recast Financial Statements — Supplemental Information (Unaudited)

In millions	Year Ended December 31,
	2018	Gross Margin	2019	Gross Margin	2020	Gross Margin
Total company gross profit reported	$4,348	38.7%	$4,397	38.3%	$4,238	35.9%
Restructuring, net (High- Touch Solutions (N.A.))	(1)	—	—	—	—	—
Restructuring, net (Other)	1	—	—	—	—	—
Subtotal	—	—	—	—	—	—
Total company gross profit adjusted	$4,348	38.7%	$4,397	38.3%	$4,238	35.9%

Note: The reconciliations provided in the immediately following tables for reported operating earnings to adjusted operating earnings are on a total company level, and are comprised of the adjustments indicated in the tables below. The reconciliations for reported operating earnings to adjusted operating earnings on a segment level, and as classified as “Other”, contain the same adjustments as the adjustments specified for the applicable segment, or for “Other”, as provided in the immediately following tables for the applicable period reported. Therefore, no separate reconciliation is provided for segment information. The reconciliations for reported SG&A to adjusted SG&A and reported EBITDA to adjusted EBITDA, on a total company and segment levels, respectively, contain the same adjustments in the same amounts presented in the reported gross profit to adjusted gross profit and reported operating earnings to adjusted operating earnings tables. Therefore, no separate reconciliation is provided.

In millions	Three Months Ended 2020
	Mar. 31	Operating Margin	June 30	Operating Margin	Sept. 30	Operating Margin	Dec. 31	Operating Margin
Total company operating earnings reported	$159	5.3%	$205	7.3%	$380	12.6%	$275	9.4%
Restructuring, net (High-Touch Solutions (N.A.))	7		1		(1)		11
Restructuring, net (Endless Assortment)	—		—		—		9
Other:
Impairment charges	177		—		—		—
Fabory divestiture	—		109		—		—
Grainger China divestiture	—		—		(5)		—
Subtotal - other	177		109		(5)		—
Subtotal - total company	184	6.1	110	3.8	(6)	(0.2)	20	0.6
Total company operating earnings adjusted	$343	11.4%	$315	11.1%	$374	12.4%	$295	10.0%

W.W. Grainger, Inc.
Recast Financial Statements — Supplemental Information (Unaudited)

In millions	Three Months Ended 2019
	Mar. 31	Operating Margin	June 30	Operating Margin	Sept. 30	Operating Margin	Dec. 31	Operating Margin
Total company operating earnings reported	$363	13.0%	$380	13.1%	$338	11.4%	$181	6.4%
Restructuring, net (High-Touch Solutions (N.A.))	2		(2)		1		3
Other:
Restructuring, net	—		(1)		—		3
Impairment charges	—		—		—		120
Subtotal - other	—		(1)		—		123
Subtotal - total company	2	—	(3)	(0.1)	1	0.1	126	4.4
Total company operating earnings adjusted	$365	13.0%	$377	13.0%	$339	11.5%	$307	10.8%

In millions	Year Ended December 31,
	2018	Operating Margin	2019	Operating Margin	2020	Operating Margin
Total company operating earnings reported	$1,158	10.3%	$1,262	11.0%	$1,019	8.6%
Restructuring, net (High-Touch Solutions (N.A.))	43		4		18
Restructuring, net (Endless Assortment)	—		—		9
Other:
Restructuring, net	4		2		—
Impairment charges	139		120		177
Fabory divestiture	—		—		109
Grainger China divestiture	—		—		(5)
Subtotal - other	143		122		281
Subtotal - total company	186	1.7%	126	1.1%	308	2.6%
Total company operating earnings adjusted	$1,344	12.0%	$1,388	12.1%	$1,327	11.2%

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